IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC.

Supplement dated January 6, 2009
to the
Prospectus dated May 1, 2008
and Supplemented July 31, 2008, August 4, 2008, September 4, 2008, October 9, 2008 and December 22, 2008

The following information replaces the disclosure regarding the management of Ivy Funds VIP International Growth in the Section entitled "Portfolio Management":

Ivy Funds VIP International Growth: Effective January 2009, F. Chace Brundige is primarily responsible for the day-to-day management of Ivy Funds VIP International Growth. In 2003, he joined Waddell & Reed Investment Management Company (WRIMCO) as an assistant portfolio manager for the Large Cap Growth equity team, and became a portfolio manager in February 2006. He is Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, and portfolio manager for other investment companies managed by WRIMCO and IICO. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.